Supplemental Cash Flow Information	12 Months Ended
Dec. 31, 2013
Supplemental Cash Flow Information

Note P: Supplemental Cash Flow Information

The components of the change in other assets and liabilities, net, are as follows:

     years ended December 31

(add 000)	2013	2012	2011
Other current and noncurrent assets	$1,186	$(2,354)	$2,439
Accrued salaries, benefits and payroll taxes	(4,276)	7	(4,722)
Accrued insurance and other taxes	421	2,274	2,873
Accrued income taxes	3,889	(13,343)	6,139
Accrued pension, postretirement and postemployment benefits	(4,795)	(13,904)	(16,378)
Other current and noncurrent liabilities	7,373	3,836	(3,092)
Change in other assets and liabilities	$3,798	$(23,484)	$(12,741)

The change in accrued salaries, benefits and payroll taxes from 2012 to 2013 was attributable to a decrease of year-end payroll accruals by $1,701,000 and a reduction in the severance accrual by $1,611,000 in 2013. The change in accrued income taxes was attributable to a decrease in prepaid income taxes and prepaid foreign and state income taxes of $1,521,000 in 2013 compared with an increase in prepaid income taxes of $12,500,000 in 2012. The change in other current and noncurrent liabilities in 2012 was due to an increase in unrecognized tax benefits increase related to the estimated settlement of the APA (see Note I).

Noncash investing and financing activities are as follows:

    years ended December 31

(add 000)	2013	2012	2011
Noncash investing and financing activities:
Acquisition of assets through asset exchange	$--	$690	$150,000
Acquisition of assets through capital lease	$10,341	$--	$--